June 29, 2012

Supplement

SUPPLEMENT DATED JUNE 29, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY U.S. GOVERNMENT MONEY MARKET TRUST
Dated May 31, 2012

The first paragraph of the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges." is hereby deleted and replaced with the following:

You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Funds if the Fund shares were acquired in an exchange of shares initially purchased in Morgan Stanley European Equity Fund Inc., Morgan Stanley Focus Growth Fund, Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Global Strategist Fund, Morgan Stanley International Fund, Morgan Stanley International Value Equity Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Multi-Class Fund"). In that case, the Fund shares may be subsequently re-exchanged for shares of the same Class of any Morgan Stanley Multi-Class Fund, if available, as the initially purchased shares or for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust and Morgan Stanley Tax-Free Daily Income Trust (each, a "Morgan Stanley Money Market Fund") or the Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another fund's shares with the proceeds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

USGSPT1 6/12